Exhibit 10.1


                           MINERALS PURCHASE AGREEMENT

     This Agreement is dated effective July 1, 2005, and entered into this 24th Day of June, 2005, by and between Zephyr Bay Sports Partners, LLC., a Colorado Limited Liability Company (the "Seller") and Colorado Oil and Gas, Inc., a Colorado Corporation (the "Buyer").

                                    RECITALS

I. Seller is owned by William W. Stewart, President, Director and Shareholder of Buyer. Seller owns a pool of minority mineral interests in certain oil and gas leases located in Colorado, Wyoming, Texas and Oklahoma and has offered to sell these interests to the Buyer for $200,000 (the "Purchase Price") in the form of a Secured Promissory Note. The leases and interests are set forth in detail in Schedule A, attached hereto and incorporated herein by reference (the "Mineral Interests.")

II. Buyer is a majority owned subsidiary of Arete Industries, Inc., a Colorado corporation that is publicly traded on the NASDAQ over the counter market. Buyer is a development stage company seeking to acquire small interests in oil and gas leases including passive investments as well as developmental properties. Buyer's board of directors has authorized the Buyer to engage in the proposed transaction set forth in this Agreement, as follows:

                                    AGREEMENT

1. Seller agrees to sell to Buyer and the Buyer agrees to buy the Mineral Interests for the Purchase Price on the terms set forth below.

2. Seller grants, bargains and conveys the Mineral Interests described in Schedule A to Buyer free and clear of any and all encumbrances, liens, claims and judgments, for consideration payment of the Purchase Price of $200,000 subject to adjustment, as provided in Paragraph 4, below.

3. The Purchase Price will be paid with a Secured Promissory Note in favor of Seller in the amount of the Purchase Price, plus 12% simple interest, payable interest only on a monthly basis for 12 months beginning one month following the Effective Date. Interest payments may deferred if the Buyer does not have sufficient revenue to make payments for up to 120 days before the Secured Promissory Note will be deemed in default. There will be a balloon payment of all principal amounts and accrued interest due 12 months from the Effective Date (the "Due Date.") There will be no prepayment penalty in the event of partial payments of principal during the term of the Note. The Secured Promissory Note shall be secured exclusively by a first lien or mortgage on the Mineral Rights themselves. In the event of dissolution or liquidation of the Buyer during the term of the Note, such event would be deemed an event of default and the Mineral Interests would be reconveyed to Seller in cancellation of the indebtedness,

Minerals Purchase Agreement
June 27, 2005
Page 2 of 4

     EXCEPT, that in the event the Buyer makes any principal payments in excess of 30% of the Purchase Price during the term of the Secured Promissory Note, the Buyer shall have the option, upon such event of default, to sell the Mineral Interests to a third party or to the Seller (who shall have a first right of refusal to match any bona-fide third-party offer). If Buyer has made such principal payments and elects not to sell the Mineral Interests as provided in the preceding sentence, then Seller shall repay Buyer any amount of such principal payments, less any accrued and unpaid interest on the Secured Promissory Note as of the date of default.

4. The Purchase Price shall be subject to adjustment to actual market value as determined by a third party appraiser selected by mutual agreement of the Seller and Buyer (with Mr. Stewart abstaining from any board of directors' vote in making such selection.) The appraisers' valuation shall be binding on both Parties hereto. Such adjustment shall be to not less than $150,000 nor more than $250,000 and the original principal amount of the Secured Promissory Note and Purchase Price shall be retroactively restated to such amount. In the event that the appraised value is less than $150,000, the Buyer may reject the purchase without penalty or obligation to the Seller whatsoever. In the event that the appraised value is greater than $250,000, the Purchase Price shall be reset to $250,000 without any further or other obligation arising from such circumstance to the Seller other than the referenced interest only payments of the Secured Promissory Note, and the principal amount on the Due Date.

5. Buyer may sell all or any portion of the Mineral Interests to a third party for cash consideration at any time, PROVIDED that, Seller shall have a first right to match any bona-fide third party offer within 15 days of receipt of written notice from Buyer of such bona-fide third party offer. Buyer may also refinance the Mineral Interests at any time provided that Seller receives full payment of all outstanding principal and accrued interest at the time of closing of such refinance. Buyer may not pledge any or all its right title and interest in the Mineral Interests except subject to the lien of the Seller evidenced by this Agreement, and any subsequent security interests recorded subsequent to the date of this Agreement, nor without first obtaining a written subordination agreement, subordinating the lien of the Seller to the Pledgee, from the Seller.

6. Seller shall provide Buyer with Assignment Agreements for the Mineral Interests in such form as is required to properly record such Assignment of the Mineral Interests in the proper county office in each county and state in which the Mineral Interests are located on or before the Effective Date, or within a reasonable time thereafter, with the consent of the Buyer, which consent shall not be unreasonably withheld. Buyer shall execute and deliver any security agreements and financing statements, or Mineral Interest Mortgages, necessary to perfect Seller's security interest in the Mineral Interests, through proper recording in appropriate county offices where the Mineral Interests are located. In the event that circumstances prevent the proper recording of Mineral Interest Assignments or perfection of security interests as the means for carrying out the provisions of this Agreement, Seller shall provide the Parties with appropriate legal agreements binding the operator or manager of the total pool of mineral interests in which the Mineral Interests are included, sufficient to transfer title to the Mineral Interests to the Buyer and perfect the Seller's security interest under the Secured Promissory Note.

Minerals Purchase Agreement
June 27, 2005
Page 3 of 4


7. In no event shall either Party cause any liens or encumbrances to attach to the Mineral Interests prior to or subsequent to the Effective Date of this Agreement except with the knowledge and consent of the other Party, and the Parties hereto agree to indemnify and hold harmless, the other from and against any such claims, liens, encumbrances, and agree to sue and defend any claim or cause of action which may give rise to an encumbrance or imposition of the lien of any judgment, claim, assessment or encumbrance upon the Mineral Interests at their sole cost and expense.

8. This Agreement shall be binding upon the Parties, their respective officers, directors, managers, members, shareholders, and their successors, trustees, receivers and permitted assigns. Seller may not assign the Secured Promissory Note, nor any security interest arising therefrom in whole or in part without the express written permission of the Buyer. This Agreement will survive and be deemed not to have merged into any Assignment Agreements as to the Mineral Interests, as well as any Mortgage or Collateral Agreement providing security to the Secured Promissory Note. In the event of any real or apparent conflict of terms between the various agreements and undertakings described herein, the more specific term of one such document will govern over a general term in any of the others. If any of the terms and conditions of this Agreement shall be deemed unenforceable by operation of statute, by the common law, or by any judgment or decree of court, such event shall not affect the enforceability of any other term of provision herein, or in any of the collateral documents described herein.

9. Each Party agrees to execute such other and further documents to carry out the purpose and intent of this Agreement and of the collateral agreements and undertakings contemplated herein, including any documents required by way of further assurances of any Party reasonably required in furtherance of the purposes stated herein.

10. Notices: Any notices required to be given, shall be given for any purpose to the last known address of the Party to receive the notice: if by first class mail, three days after posting in the US Mail shall be the effective date of the notice, or by courier if a delivery receipt is provided, the date delivered by the courier to the office address of the recipient; or if by facsimile, the latter of the date of the facsimile or the date that a confirmed copy was posted in the US Mail. No notices by email shall be deemed given unless followed with a conformed copy, and then shall be effective three days after posting the conformed copy in the US Mail.

Minerals Purchase Agreement
June 27, 2005
Page 4 of 4


11. By their signatures below, the Parties hereby acknowledge and represent that the signatory has full legal authority to execute this Agreement and the collateral agreements and undertakings contemplated herein on behalf of the Parties who are entities and thereby to bind the Parties fully to the terms, conditions, agreements and undertakings, herein.

Dated as of the day first above written to be effective as of the Effective
Date.

                                   SIGNATURES

BUYER:

COLORADO OIL AND GAS, INC.

BY: /s/ John R. Herzog
    ----------------------------------------
John R. Herzog, Exec. VP
7260 Osceola St.
Westminster, Colorado 80030


SELLER:

Zephyr Bay Sports Partners, LLC.

BY: /s/ William W. Stewart
    ----------------------------------------
William W. Stewart, Manager
9544 So. Chesapeake St
Highlands Ranch, CO  80126

Page 1 of 4
Schedule A to
Mineral Purchase Agreement
Dated June 27, 2005

                             SECURED PROMISSORY NOTE


AMOUNT:  $200,000                                       Douglas County, Colorado
         --------                                                   July 1, 2005

1. For value received, the undersigned, Colorado Oil & Gas, Inc., a Colorado Corporation, its successors or assigns (collectively the "borrower") promises to pay Zephyr Bay Sports Partners, LLC, a Colorado Limited Liability Company, or order (the "Note Holder") the principal sum of Two Hundred Thousand and 00/100ths Dollars ($200,000), with interest on the unpaid principal balance from the July 1, 2005 until paid in full at the rate of twelve percent (12%) per annum.

     Interest only shall be payable on a monthly basis for twelve (12) months beginning August 1, 2005. Interest payments may be deferred if the Buyer does not have sufficient revenue to make payments for up to 120 days before this Secured Promissory Note is deemed in default. The entire principal amount and all unpaid and accrued interest shall be due and payable on August 1, 2006.

2. Payments received for application to this Note shall be applied first to the payment of accrued interest at the rate specified above, and the balance applied in reduction of the principal amount hereof.

3. Borrower may prepay the principal amount outstanding under this Note, in whole or in part, without penalty. Any partial prepayment shall be applied against the principal amount outstanding and shall not postpone the due date of any subsequent payments.

4. This Note shall be senior secured to all indebtedness and obligations of Colorado Oil and Gas, Inc.

5. Collateral. The Borrower grants to Note Holder a first priority interest in the Borrower's mineral rights and override royalties in the properties described in Exhibit "A" to this Note. The Borrower grants a first priority interest in the principal amount no greater than Two Hundred Thousand and 00/100ths Dollars ($200,000.00). The Borrower shall take all reasonable steps to assist the Note Holder's perfection of the interest in the collateral described in this paragraph and in Exhibit "A", attached and incorporated herein.

6. The Borrower represents that no secured indebtedness or obligations exist against it and promises not to secure indebtedness or obligations in the future without the written consent of the Note Holder.

Page 2 of 4
Schedule A to
Mineral Purchase Agreement
Dated June 27, 2005

7. Due On Sale. The outstanding and unpaid proceeds to the Borrower received pursuant to this Promissory Note shall become due and payable to the Note Holder, along with any accrued interest in the event that: (a) the Borrower sells any or all interest in the mineral rights and override royalties in the properties described in Exhibit "A", (b) there is a sale or other transfer of a majority of the ownership interests of the Borrower.

8. This Note shall not be assigned, sold, or otherwise transferred without the written consent of the Borrower. Said consent shall not be unreasonably withheld.

9. The Borrower and all other parties to this Note, whether as endorsers, guarantors or sureties, agree to remain fully bound hereunder until this Note shall be fully paid and waive demand, presentment and protest and all notices thereto and further agree to remain bound, notwithstanding any extension, renewal, modification, waiver, or other indulgence by any holder or upon the discharge or release of any obligor hereunder or to this Note. No modification or indulgence by any holder hereof shall be binding unless in writing; and any indulgence on any one occasion shall not be an indulgence for any other or future occasion. The rights of any holder shall be cumulative and not necessarily successive. This Note shall take effect as a sealed instrument and shall be construed, governed and enforced in accordance with the laws of the Colorado.

10. Venue for any and all disagreements arising from this Secured Promissory Note shall be placed in the County of Douglas, State of Colorado.


COLORADO OIL AND GAS, INC.                  Secured Party Name and Address

7260 Osceola                                Zephyr Bay Sports Partners, LLC.
Westminster, Co  80030                      9544 South Chesapeake Street
                                            Highlands Ranch, Colorado  80126



By:  /s/ John R. Herzog
     ----------------------------------
     John R. Herzog
     Its Executive Vice President


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Page 3 of 4
Schedule A to
Mineral Purchase Agreement
Dated June 27, 2005
                                   EXHIBIT "A"

                  Well                                 Legal Description
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  1.    Ray #1-22               Sec. 22, T20N, R23W, Ellis County, OK
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  2.    Ruthie#1-22             Sec. 22, T20N, R23W, Ellis County, OK
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  3.    Danny Scott #2-25       Sec. 25, T12N, R20W, Custer County, OK
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  4.    Danny Scott #3-25       Sec. 25, T12N, R20W, Custer County, OK
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  5.    Sherry-Beth #2-26       Sec. 26, T12N, R20W, Custer County, OK
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  6.    Sherry-Beth #4-26       Sec. 26, T12N, R20W, Custer County, OK
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  7.    Sherry Beth #5-26       Sec. 26, T12N, R20W, Custer County, OK
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  8.    Sherry-Beth #7-26       Sec. 26, T12N, R20W, Custer County, OK
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  9.    Sherry-Beth #9-26       Sec. 26, T12N, R20W, Custer County, OK
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  10.   Hagar #3-8              Sec. 8, T11N, R20W, Washita County, OK
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  11.   Thompson #2-9           Sec. 9, T11N, R20W, Washita County, OK
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  12.   Buck 1-13               Sec. 1, T2N, R11ECM, Texas County, OK
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  13.   Campbell Farms 1-25     Sec. 25, T9N, R6W, Grady County, OK
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  14.   Pickering 1-18          Sec. 18, T10N, R25W, Beckham County, OK
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  15.   Goodwin #1-27           Sec. 27, T14N, R20W, Custer County, OK
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  16.   Combs #1-28             Sec. 28, T8N, R17W, Washita, OK
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  17.   Harden #3-29            Sec. 29, T14N, R21W, Roger Mills, OK
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  18.   Arapahoe Unit           Cheyenne County, CO
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  19.   Shaw E Unit #1          Adams County, CO
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  20.   Shaw #2                 Adams County, CO
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  21.   Peoria 24               Arapahoe County, CO
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  22.   Peoria J Sand Unit      Arapahoe County, CO
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  23.   Lutz #1                 Weld County, CO
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Page 4 of 4
Schedule A to
Mineral Purchase Agreement
Dated June 27, 2005


  24.   Sack Dreyer #1          Weld County, CO
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  25.   Jankowsky 1-9           Sec. 9, T6N, R20E, Latimer County, OK
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  26.   Wade #1-17              Sec. 17, T13N, R17W, Custer County, OK
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  27.   DL Sanders 1-24         Sec. 24, T10N, R24W, Beckham County, OK
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  28.   Aderholt #1             Sec. 9, T15N, R23W, Roger lls County, OK
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  29.   John G #1-11            Sec. 11, T10N, R26W, Beckham County, OK
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  30.   Bass #1-34              Sec. 34, T8N, R17W, Washita County, OK
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  31.   Fulton #2-8             Sec 8, T5N, R11W, Caddo County, OK
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  32.   Hill #1-28              Sec. 28, T10N, R25W, Beckham County, OK
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  33.   Lister #1-32            Sec. 32, T10N, R24W, Beckham County, OK
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  34.   Maxine #1-22            Sec. 22, T11N, R26W, Beckham County, OK
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  35.   Blevins #1-22           Sec. 22, T11N, R26W, Beckham County, OK
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  36.   Biggers "A" #1          Sec. 8, T3N, R14E, Pittsburg County, OK
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  37.   Lambert #1-10           Sec. 10, T5N, R12E, Pittsburg County, OK
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  38.   Lambert #2-10           Sec. 10, T5N, R12E, Pittsburg County, OK
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  39.   Brown #1-5              Sec. 59, H&GN Survey, Block A7, Wheeler County,
                                TX
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  40.   Boeckman #1             Sec. 20, T18N, R11W, Blaine County, OK
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  41.   Boeckman #2-20          Sec. 20, T18N, R11W, Blaine County, OK
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  42.   The Federal 44-22       Sec. 22, T56N, R73W, Campbell County, WY
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